UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)
1101 Vermont Avenue, NW
Washington, DC 20005
(Address of principal executive offices)

Jennifer L. Butler
Secretary
JPMorgan Value Opportunities Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
(Name and address of agent for service)

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: June 30, 2010

Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders

Semi-Annual Report dated December 31, 2009

Semi-Annual Report
JPMorgan Value Opportunities Fund
Sixth months ended December 31, 2009 (Unaudited)

CONTENTS
President’s Letter .	1
Investment Adviser’s Report	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	18
Directors	19

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Please note that current performance may be higher or lower than the performance data shown in this report. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read it carefully before investing.

JPMorgan Value Opportunities Fund

PRESIDENT’S LETTER
February 9, 2010 (Unaudited)

Dear Fellow Shareholders:

For the six months ended December 31, 2009, JPMorgan Value Opportunities Fund (Class A shares) returned 23.5% with all distributions reinvested. On December 22, the Fund paid an income dividend of 16.183 cents per share (Class A shares). The Fund did not make a capital gain distribution during the calendar year.

For both the six-month period ended December 31, 2009, and the calendar year 2009, the Fund outperformed the Standard & Poor’s 500 Index, as well as its benchmark index, the Russell 1000 Value Index. The Fund’s six month return of 23.5% beat the S&P 500 which was up 22.6% and the Russell 1000, which was up 23.2%. For the year, as a whole, the Fund also outpaced both indexes; the Fund was up 31.7% while the S&P 500 was up 26.5% and the Russell was up 19.7%.

The 2008 financial crisis caused a very large and very precipitous drop in the U.S. and global stock markets, reaching a low point in March 2009. Many investors sold stocks indiscriminately either because of a need for cash or to seek the safety of U.S. -treasury securities or other relatively safe investments. The federal government’s vigorous response to the near collapse of the financial system contributed significantly to restoring confidence and returning the financial system closer to normal functioning. Lending, guarantee and asset purchase programs, as well as a near zero federal funds interest rate, have helped restore the financial system, a predicate for improvement in the nation’s economy. The U.S. stock market and global stock markets have rallied strongly from the March low.

While economic growth is returning, we believe the economy will improve slowly. The nation’s gross domestic product (GDP) fell for four straight quarters from June 2008 through June 2009, as both business and individuals reduced spending. In the third quarter of 2009, GDP rose by 2.2%. GDP is estimated to have grown by 4.8% in the fourth quarter. Business and consumer spending have both picked up in the second half of the year. Existing home sales have been increasing and home prices appear to be stabilizing in many areas of the country. New unemployment claims are falling, but unemployment remains at a high 9.7%. Generally, employment is a lagging indicator of economic growth while the stock market is a leading indicator. Although the 2009 rally has been strong, the stock market does remain well below its 2007 high; however, corporate earnings are improving. There still appears to be room for a continued upswing in large cap value oriented stocks, which have lagged behind growth stocks, as well as mid-cap and small cap stocks for some time.

Looking ahead, we do expect business spending to continue to increase. Many businesses cut costs and inventories during the recession but as demand for goods rises, business spending should increase. Americans appear to be increasing personal savings and trying to reduce debt which reached extraordinary levels in past years. If this healthy trend continues, it may, however, restrain consumer spending which is the largest component of the nation’s GDP.  Many state and local governments, facing budget shortfalls, are being forced to reduce spending and raise taxes. Although we think there are reasons for optimism about the economy, we still face some headwinds. In addition, our large federal deficit may in time force interest rates up, but for now inflation is subdued.

For the Fund, the second half of 2009 brought positive returns in all of the Fund’s industry sectors with the strongest returns from the consumer cyclical, basic materials and industrial cyclical sectors. The weakest sectors were capital markets, telecommunications and infrastructure. Of the Fund’s larger holdings, Dow Chemical, Apache and Walt Disney were among the Fund’s best performers on an absolute basis. Citigroup, Sprint Nextel and State Street were among the weakest performers. Please review the Investment Adviser’s Report (page 2) for more information about the Fund’s results.

Katherine D. Ortega, who served as an independent director for seven years, reached the Fund’s mandatory retirement age and retired from the board in December. Ms. Ortega, Treasurer of the United States in the 1980s, was the Fund’s audit committee financial expert as well as chair of the audit committee. We thank her for her leadership and many contributions to the Fund.

At the Fund’s board meeting on December 17, 2009, two new independent directors were elected. They are Nariman Farvardin, who serves as Senior Vice President & Provost at the University of Maryland, and Donald L. Nickles, who is the Chairman of The Nickles Group, a consulting and business venture firm, which he began upon his retirement after 24 years of service as a U.S. Senator from Oklahoma.

As always, we are pleased to hear your comments and questions.

Sincerely,

Jeffrey L. Steele

President

INVESTMENT ADVISER’S REPORT
AS OF DECEMBER 31, 2009 (Unaudited)

FUND FACTS
Fund Inception	December 31, 2001
Fund Year End	June 30
Net Assets as of 12/31/09
(in thousands)	$616,341
Primary Benchmark	Russell 1000 Value Index

Q:HOW DID THE FUND PERFORM?

A:The Value Opportunities Fund, which seeks to provide long term capital appreciation*, had a total return of 23.5%** (Class A shares) for the trailing six months ended December 31, 2009; outperforming the 23.2% return of the Russell 1000 Value Index, the Fund’s benchmark.

Q:WHY DID THE FUND PERFORM THIS WAY?
A:The Fund and the market registered strong performance due to fiscal stimulus and central bank liquidity interventions, which led to improving economic conditions.

Performance benefited from a pro-cyclical tilt that was designed to position the portfolio for the burgeoning economic recovery. The industrial cyclical, energy, basic materials, and technology sectors all made a positive contribution to performance relative to the Fund’s benchmark over the past six months.  We continue to believe that, unlike the last two economic recoveries, this one will be a corporate rather than consumer-led recovery as a result of economic growth in the developing world coupled with inventory replenishment and technology capital expenditure catch-up.

Despite a slowdown in the torrid pace of revaluation in the Capital Markets sector, Capital One was the portfolio’s top contributor relative to the Fund’s benchmark over the past six months.  The diversified financial services company’s credit card business benefited from improving delinquency trends, giving investors reason to believe that its card losses are closer to peaking.  In addition, the company reported third-quarter earnings that were significantly higher than Wall Street estimates, reflecting a big improvement in its net interest margin.  Looking forward, the company is cautiously optimistic about its ability to mitigate the effects of the impending Card Act, as it could enable the company to gain share in certain segments of the market.  In addition, the company has a strong capital position and will benefit from an improving unemployment outlook.

Another top relative performance contributor was Apache Corporation, the oil and gas exploration and production company.  The stock, which had traded at sharply discounted levels relative to peers, outperformed after the company reported solid volume performance for the third quarter.  In addition, Apache’s strong balance sheet and significant free cash flow generation position the company to make strategic acquisitions in the U.S., which currently represents approximately 40% of the company’s production and reserves.  We believe that continued confirmation of strong production growth expectations and Apache’s focus on oil in a weak natural gas market put the company in an advantageous position versus its peers.

The largest negative impact on the Fund’s performance relative to the benchmark came from State Street Corporation, a leading processing and custody bank.  The company’s stock was under pressure after it reported weakness in its securities lending and foreign exchange businesses, coupled with a lower core net interest margin and higher expenses.  Another issue that hurt the company’s outlook was Schwab’s decision to offer free ETF trades to investors who use their internally manufactured ETFs.   However, the stock remains very cheap on any objective basis, as it appears that Wall Street may have overreacted to what was a weak seasonal quarter.

CVS, the U.S. retail pharmacy operator, also hampered portfolio results during the second half of 2009.  The company reported worse-than-expected client losses at its prescription benefits management (PBM) division, which is the largest manager of pharmacy benefits in the United States.  This division, which was created through the merger of CVS’ and Caremark’s PBM businesses, has the potential to add value through direct pharmacist contact in stores and a seamless view of the patient, improving drug adherence and lowering cost.  While the vision of this merger has yet to be realized, we believe that the issues are fixable and well understood by management.  In addition, the stock’s current valuation provides investors with an attractive risk/return tradeoff.

We expect economic conditions to continue to improve in the coming year. As noted in our last report, our contrarian investment approach works well when valuation spreads contract, as the stocks identified as cheap in our investment process have in the past outperformed those that were deemed expensive.  While spreads narrowed in 2009, they ended the year at levels that were still wider than they have been 66% of the time since we implemented our process in 1986.  We believe the portfolio is properly positioned to continue to take advantage of expected further valuation spread contraction and economic expansion.

Q:HOW WAS THE FUND MANAGED?

A:Our investment strategy utilizes active stock selection with a systematic valuation process. Sector bets are made but are usually kept within four percent of benchmark. Sector bets are used to reflect broader economic or market themes. The Fund invests in a diversified portfolio of 70–110 U.S. large-cap equities. We seek to earn an annualized excess return of more than two percent above the Russell 1000 Value Index over a full market cycle (i.e., three to five years) before fees.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Verizon Communications, Inc.	4.2%
2.	Exxon Mobil Corp	4.0
3.	Merck & Co., Inc.	3.0
4.	Bank of America Corp.	2.9
5.	Wells Fargo & Co.	2.7
6.	Pfizer, Inc	2.7
7.	Hewlett-Packard Co.	2.5
8.	Goldman Sachs Group, Inc.	2.5
9.	Chevron Corp.	2.5
10.	Occidental Petroleum Corp.	2.4

PORTFOLIO COMPOSITION BY SECTOR*
Financials	23.3%
Energy	17.7
Health Care	10.9
Information Technology	10.3
Industrials	10.0
Consumer Discretionary	8.2
Consumer Staples	5.3
Telecommunication Services	5.1
Materials	4.2
Utilities	4.2
Short-Term Investment	0.8
*Percentages indicated are based upon total investments as of December 31, 2009. The Fund’s composition and holdings are subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009 (Unaudited)
	INCEPTION DATE OF CLASS	SIX MONTHS	1 YEAR	5 YEAR*	SINCE INCEPTION*
CLASS A SHARES	12/31/01
Without Sales Charge		23.5	31.7%	-0.6%	3.5%
With 5.25% Sales Charge		16.9	24.8	-1.7	2.8
CLASS B SHARES	12/31/01
Without CDSC		23.2	31.1	-1.1	2.9
With CDSC**		18.2	26.1	-1.6	2.9
CLASS C SHARES	2/19/05
Without CDSC		23.1	31.1	-1.2	2.9
With CDSC***		22.1	30.1	-1.2	2.9
INSTITUTIONAL CLASS SHARES	12/31/04	23.9	32.4	-0.2	3.8

*Performance inception date is 12/31/01. Performance for Class C and Institutional Class shares for periods prior to their inception is based on performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classes.
**Assumes 5% CDSC (contingent deferred sales charge) for the one-year period and 3% CDSC for the five-year period.
***Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
Consumer Discretionary — 8.2%
	Auto Components — 0.9%
213	Johnson Controls, Inc.	5,804
	Hotels, Restaurants & Leisure — 0.9%
129	International Game Technology	2,417
120	Royal Caribbean Cruises Ltd. (a)	3,021
		5,438
	Household Durables — 0.4%
173	Lennar Corp., Class A	2,214
	Media — 4.4%
140	Time Warner Cable, Inc.	5,775
279	Time Warner, Inc.	8,142
402	Walt Disney Co. (The)	12,975
		26,892
	Multiline Retail — 0.4%
48	Kohl‘s Corp. (a)	2,594
	Specialty Retail — 0.8%
197	Staples, Inc.	4,838
	Textiles, Apparel & Luxury Goods — 0.4%
70	Coach, Inc.	2,539
	Total Consumer Discretionary	50,319
Consumer Staples — 5.3%
	Beverages — 0.9%
99	Coca-Cola Co. (The)	5,631
	Food & Staples Retailing — 2.6%
311	CVS/Caremark Corp.	10,005
67	SYSCO Corp.	1,861
70	Wal-Mart Stores, Inc.	3,746
		15,612
	Food Products — 0.6%
55	General Mills, Inc.	3,860
	Household Products — 1.2%
124	Procter & Gamble Co.	7,507
	Total Consumer Staples	32,610
Energy — 17.7%
	Energy Equipment & Services — 1.8%
183	Halliburton Co.	5,507
84	Schlumberger Ltd.	5,490
		10,997
	Oil, Gas & Consumable Fuels — 15.9%
85	Anadarko Petroleum Corp.	5,325
95	Apache Corp.	9,836
202	Chevron Corp.	15,527
282	ConocoPhillips	14,381
124	Devon Energy Corp.	9,137
364	Exxon Mobil Corp.	24,844
20	Hess Corp.	1,198
181	Occidental Petroleum Corp.	14,710
137	Williams Cos., Inc. (The)	2,898
		97,856
	Total Energy	108,853
Financials — 23.0%
	Capital Markets — 5.6%
93	Goldman Sachs Group, Inc. (The)	15,663
394	Morgan Stanley	11,657
162	State Street Corp.	7,069
		34,389
	Commercial Banks — 4.5%
172	BB&T Corp.	4,364
95	SunTrust Banks, Inc.	1,934
212	U.S. Bancorp	4,769
620	Wells Fargo & Co.	16,746
		27,813
	Consumer Finance — 1.3%
123	Capital One Financial Corp.	4,716
319	SLM Corp. (a)	3,591
		8,307
	Diversified Financial Services — 4.7%
1,204	Bank of America Corp.	18,133
2,260	Citigroup, Inc.	7,482
152	North American Financial Holdings, Inc. (a) (f)	3,042
		28,657
	Insurance — 4.7%
122	ACE Ltd., (Switzerland) (a)	6,154
137	Aflac, Inc.	6,318
270	Genworth Financial, Inc., Class A (a)	3,060
56	Lincoln National Corp.	1,388
81	Principal Financial Group, Inc.	1,945
146	Prudential Financial, Inc.	7,268
52	RenaissanceRe Holdings Ltd., (Bermuda)	2,765
		28,898
	Real Estate Investment Trusts (REITs) — 1.1%
81	Alexandria Real Estate Equities, Inc.	5,205
59	Annaly Capital Management, Inc.	1,029
123	Lexington Realty Trust	746
		6,980
	Thrifts & Mortgage Finance — 1.1%
570	MGIC Investment Corp. (a)	3,295
246	New York Community Bancorp, Inc.	3,562
		6,857
	Total Financials	141,901
Health Care — 10.8%
	Biotechnology — 0.6%
65	Celgene Corp. (a)	3,627
	Health Care Equipment & Supplies — 0.6%
28	Baxter International, Inc.	1,649
40	Covidien plc, (Ireland)	1,892
		3,541
	Health Care Providers & Services — 2.3%
125	Aetna, Inc.	3,961
61	McKesson Corp.	3,834
117	WellPoint, Inc. (a)	6,831
		14,626
	Pharmaceuticals — 7.3%
96	Abbott Laboratories	5,204
194	Bristol-Myers Squibb Co.	4,886
505	Merck & Co., Inc.	18,457
906	Pfizer, Inc.	16,486
		45,033
	Total Health Care	66,827
Industrials — 9.9%
	Aerospace & Defense — 1.9%
63	Honeywell International, Inc.	2,481
34	Precision Castparts Corp.	3,722
80	United Technologies Corp.	5,546
		11,749
	Electrical Equipment — 0.5%
79	Cooper Industries plc	3,351
	Industrial Conglomerates — 1.8%
522	General Electric Co.	7,905
88	Tyco International Ltd., (Bermuda) (a)	3,134
		11,039
	Machinery — 3.4%
90	Deere & Co.	4,857
66	Eaton Corp.	4,189
46	Joy Global, Inc.	2,381
63	Kennametal, Inc.	1,638
79	Navistar International Corp. (a)	3,069
92	Parker Hannifin Corp.	4,978
		21,112
	Road & Rail — 2.0%
131	Norfolk Southern Corp.	6,846
85	Union Pacific Corp.	5,416
		12,262
	Trading Companies & Distributors — 0.3%
61	GATX Corp.	1,745
	Total Industrials	61,258
Information Technology — 10.3%
	Communications Equipment — 1.1%
275	Cisco Systems, Inc. (a)	6,574
	Computers & Peripherals — 2.5%
304	Hewlett-Packard Co.	15,677
	Electronic Equipment, Instruments & Components — 2.0%
96	Avnet, Inc. (a)	2,895
474	Corning, Inc.	9,144
		12,039
Internet Software & Services — 0.8%
–(h)	AOL, Inc. (a)	–(h)
8	Google, Inc., Class A (a)	4,814
		4,814
	Semiconductors & Semiconductor Equipment — 1.6%
299	Applied Materials, Inc.	4,164
128	Intersil Corp., Class A	1,960
259	National Semiconductor Corp.	3,973
		10,097
	Software — 2.3%
261	Microsoft Corp.	7,969
337	Symantec Corp. (a)	6,022
		13,991
	Total Information Technology	63,192
Materials — 3.7%
	Chemicals — 2.4%
13	Air Products & Chemicals, Inc.	1,031
346	Dow Chemical Co. (The)	9,562
68	E.l. du Pont de Nemours & Co.	2,293
29	PPG Industries, Inc.	1,686
		14,572
	Containers & Packaging — 0.4%
55	Ball Corp.	2,835
	Metals & Mining — 0.9%
35	Freeport-McMoRan Copper & Gold, Inc. (a)	2,834
46	United States Steel Corp.	2,519
		5,353
	Total Materials	22,760
Telecommunication Services — 5.1%
	Diversified Telecommunication Services — 4.5%
64	AT&T, Inc.	1,780
779	Verizon Communications, Inc.	25,804
		27,584
	Wireless Telecommunication Services — 0.6%
1,097	Sprint Nextel Corp. (a)	4,015
	Total Telecommunication Services	31,599
Utilities — 4.2%
	Electric Utilities — 2.1%
134	Edison International	4,662
55	FPL Group, Inc.	2,905
424	NV Energy, Inc.	5,253
		12,820
	Multi-Utilities — 1.9%
84	CMS Energy Corp.	1,317
95	PG&E Corp.	4,257
95	Public Service Enterprise Group, Inc.	3,155
132	Xcel Energy, Inc.	2,797
		11,526
	Water Utilities — 0.2%
71	American Water Works Co., Inc.	1,596
	Total Utilities	25,942
	Total Common Stocks (Cost $505,185)	605,261
Preferred Stocks — 0.8%
Financials — 0.2%
	Diversified Financial Services — 0.2%
98	Bank of America Corp., 10.000% (a)(x)	1,458
Materials — 0.6%
	Metals & Mining — 0.6%
29	Freeport-McMoRan Copper & Gold, Inc., 6.750%, 05/01/10	3,376
	Total Preferred Stocks (Cost $3,422)	4,834
Short-Term Investment — 0.8%
	Investment Company — 0.8%
4,946	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b)(l) (Cost $4,946)	4,946
	Total Investments — 99.8% (Cost $513,553)	615,041
	Other Assets in Excess of Liabilities — 0.2%	1,300
	NET ASSETS — 100.0%	$616,341

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :
(a)Non-income producing security.
(b)Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of approximately $3,042,000 which amounts to 0.5% of total investments.
(h)Amount rounds to less than one thousand (shares or dollars).
(l)The rate shown is the current yield as of December 31, 2009.
(x)Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The coupon rate shown is the rate in effect as of December 31, 2009.

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009 (Unaudited)
(Amounts in thousands, except per share amounts)

ASSETS:
Investments in non-affiliates, at value	$610,095
Investments in affiliates, at value	4,946
Total investment securities, at value	615,041
Cash	44
Receivables:
Investment securities sold	603
Fund shares sold	1,139
Interest and dividends	1,096
Prepaid expenses and other assets	4
Total Assets	617,927
LIABILITIES:
Payables:
Investment securities purchased	1,001
Fund shares redeemed	68
Accrued liabilities:
Investment advisory fees	208
Business management fees	34
Shareholder servicing fees	47
Distribution fees	38
Other	190
Total Liabilities	1,586
Net Assets	$616,341

STATEMENT OF ASSETS AND LIABILITIES
AS OF  DECEMBER 31, 2009 (Unaudited)(continued)
(Amounts in thousands, except per share amounts)

NET ASSETS:
Paid in capital	$811,946
Accumulated undistributed (distributions in excess of) net investment income	(285)
Accumulated net realized gains (losses)	(296,808)
Net unrealized appreciation (depreciation)	101,488
Total Net Assets	$616,341

Net Assets:
Class A	$48,289
Class B	3,902
Class C	3,505
Institutional Class	560,645
Total	$616,341

Outstanding shares (total authorized capital stock - 500,000 $.01 par value, 47,125 outstanding)
Class A	3,685
Class B	301
Class C	271
Institutional Class	42,868

Net Asset Value:
Class A — Redemption price per share	$13.10
Class B — Offering price per share (a)	$12.95
Class C — Offering price per share (a)	$12.96
Institutional Class - Offering and redemption price per share	$13.08
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.83

Cost of investments in non-affiliates	$508,607
Cost of investments in affiliates	$4,946
(a)Redemption price for Class B and Class C shares varies based on the length of time the shares are held.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited)
(Amounts in thousands)

INVESTMENT INCOME:
Dividend income from non-affiliates	$5,932
Dividend income from affiliates (a)	8
Total investment income	5,940
EXPENSES:
Investment advisory fees	1,108
Business management fees	484
Distribution fees:
Class A	56
Class B	15
Class C	12
Shareholder servicing fees:
Class A	56
Class B	5
Class C	4
Institutional Class	251
Transfer agent fees	100
Auditing and legal fees	37
Custodian and accounting fees	28
Directors’ fees	14
Postage, stationery and supplies	41
Reports to shareholders	11
Registration and prospectus expenses	51
Other	73
Total expenses	2,346
Less amounts waived	(416)
Net expenses	1,930
Net investment income (loss)	4,010

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	5,579
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	99,714
Net realized/unrealized gains (losses)	105,293
Change in net assets resulting from operations	$109,303
(a)Includes reimbursement of investment advisory and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Six Months Ended 12/31/09 (Unaudited)	Year Ended 6/30/09
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,010	$11,565
Net realized gain (loss)	5,579	(252,710)
Change in net unrealized appreciation (depreciation)	99,714	91,233
Change in net assets resulting from operations	109,303	(149,912)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(588)	(1,099)
Class B
From net investment income	(29)	(65)
Class C
From net investment income	(28)	(56)
Institutional Class
From net investment income	(8,805)	(12,747)
Total distributions to shareholders	(9,450)	(13,967)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	57,841	(129,001)

NET ASSETS:
Change in net assets	157,694	(292,880)
Beginning of period	458,647	751,527
End of period	$616,341	$458,647
Accumulated undistributed (distributions in excess of) net investment income	$(285)	$5,155

STATEMENT OF CHANGES IN NET ASSETS (continued)
FOR THE PERIODS INDICATED
(Amounts in thousands)
	Six Months Ended 12/31/09 (Unaudited)	Year Ended 6/30/09
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,834	$3,057
Dividends and distributions reinvested	553	1,016
Cost of shares redeemed	(3,539)	(14,936)
Change in net assets from Class A capital transactions	$848	$(10,863)
Class B
Proceeds from shares issued	$84	$320
Dividends and distributions reinvested	27	59
Cost of shares redeemed	(562)	(2,198)
Change in net assets from Class B capital transactions	$(451)	$(1,819)
Class C
Proceeds from shares issued	$254	$386
Dividends and distributions reinvested	21	44
Cost of shares redeemed	(374)	(2,266)
Change in net assets from Class C capital transactions	$(99)	$(1,836)
Institutional Class
Proceeds from shares issued	$74,286	$73,097
Dividends and distributions reinvested	7,648	12,045
Cost of shares redeemed	(24,391)	(199,625)
Change in net assets from Institutional Class capital transactions	$57,543	$(114,483)
Total change in net assets from capital transactions	$57,841	$(129,001)

SHARE TRANSACTIONS:
Class A
Issued	300	286
Reinvested	42	106
Redeemed	(284)	(1,367)
Change in Class A Shares	58	(975)
Class B
Issued	6	31
Reinvested	2	6
Redeemed	(47)	(205)
Change in Class B Shares	(39)	(168)
Class C
Issued	20	37
Reinvested	2	5
Redeemed	(32)	(211)
Change in Class C Shares	(10)	(169)
Institutional Class
Issued	5,758	6,562
Reinvested	583	1,261
Redeemed	(1,964)	(16,046)
Change in Institutional Class Shares	4,377	(8,223)

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge)(b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
Class A
Six Months Ended December 31, 2009 (Unaudited)	$10.74	$0.07	$2.45	$2.52	$(0.16)	$ —	$(0.16)	$13.10	23.47%	$48,289	1.08%	1.07%	1.20%	33%
Year Ended June 30, 2009	14.36	0.25	(3.60)	(3.35)	(0.27)	—	(0.27)	10.74	(23.07)	38,947	1.07	1.96	1.19	98
Year Ended June 30, 2008	21.32	0.24	(4.95)	(4.71)	(0.23)	(2.02)	(2.25)	14.36	(23.72)	66,061	1.05	1.41	1.14	80
Year Ended June 30, 2007	17.95	0.25	3.85	4.10	(0.25)	(0.48)	(0.73)	21.32	23.23	97,106	1.07	1.28	1.21	80
January 1, 2006 through June 30, 2006 (e)	17.15	0.13	0.67	0.80	—	—	—	17.95	4.66	77,228	1.10	1.47	1.23	42
Year Ended December 31, 2005	17.00	0.18	0.45	0.63	(0.17)	(0.31)	(0.48)	17.15	3.66	74,797	1.07	1.22	1.17	70
Year Ended December 31, 2004	16.62	0.15	2.70	2.85	(0.15)	(2.32)	(2.47)	17.00	17.14	43,255	1.44	0.88	1.62	41

Class B
Six Months Ended December 31, 2009 (Unaudited)	10.59	0.05	2.41	2.46	(0.10)	—	(0.10)	12.95	23.20	3,902	1.58	0.56	1.70	33
Year Ended June 30, 2009	14.07	0.20	(3.51)	(3.31)	(0.17)	—	(0.17)	10.59	(23.37)	3,594	1.57	1.43	1.69	98
Year Ended June 30, 2008	20.94	0.16	(4.88)	(4.72)	(0.13)	(2.02)	(2.15)	14.07	(24.14)	7,149	1.55	0.90	1.64	80
Year Ended June 30, 2007	17.66	0.15	3.78	3.93	(0.17)	(0.48)	(0.65)	20.94	22.57	12,175	1.57	0.78	1.71	80
January 1, 2006 through June 30, 2006 (e)	16.91	0.08	0.67	0.75	—	—	—	17.66	4.44	9,370	1.60	0.97	1.73	42
Year Ended December 31, 2005	16.77	0.11	0.40	0.51	(0.06)	(0.31)	(0.37)	16.91	3.03	8,233	1.64	0.66	1.73	70
Year Ended December 31, 2004	16.45	0.02	2.64	2.66	(0.02)	(2.32)	(2.34)	16.77	16.14	384	2.26	0.15	2.41	41

Class C
Six Months Ended December 31, 2009 (Unaudited)	10.60	0.04	2.42	2.46	(0.10)	—	(0.10)	12.96	23.24	3,505	1.58	0.57	1.70	33
Year Ended June 30, 2009	14.09	0.22	(3.54)	(3.32)	(0.17)	—	(0.17)	10.60	(23.41)	2,976	1.57	1.45	1.69	98
Year Ended June 30, 2008	20.97	0.16	(4.89)	(4.73)	(0.13)	(2.02)	(2.15)	14.09	(24.16)	6,347	1.55	0.90	1.64	80
Year Ended June 30, 2007	17.67	0.14	3.80	3.94	(0.16)	(0.48)	(0.64)	20.97	22.64	10,554	1.57	0.78	1.71	80
January 1, 2006 through June 30, 2006 (e)	16.92	0.08	0.67	0.75	—	—	—	17.67	4.43	8,011	1.60	0.97	1.73	42
February 23, 2005 through December 31, 2005 (f)	16.59	0.10	0.59	0.69	(0.05)	(0.31)	(0.36)	16.92	4.16	7,854	1.64	0.67	1.73	70

Institutional Class
Six Months Ended December 31, 2009 (Unaudited)	10.73	0.08	2.48	2.56	(0.21)	.—	(0.21)	13.08	23.85	560,645	0.65	1.49	0.80	33
Year Ended June 30, 2009	14.38	0.31	(3.62)	(3.31)	(0.34)	.—	(0.34)	10.73	(22.73)	413,130	0.65	2.37	0.79	98
Year Ended June 30, 2008	21.36	0.30	(4.96)	(4.66)	(0.30)	(2.02)	(2.32)	14.38	(23.46)	671,970	0.65	1.81	0.74	80
Year Ended June 30, 2007	17.98	0.32	3.87	4.19	(0.33)	(0.48)	(0.81)	21.36	23.75	926,124	0.65	1.70	0.81	80
January 1, 2006 through June 30, 2006 (e)	17.14	0.17	0.67	0.84	—	—	—	17.98	4.90	704,001	0.64	1.93	0.84	42
Year Ended December 31, 2005 (f)	17.00	0.28	0.42	0.70	(0.25)	(0.31)	(0.56)	17.14	4.11	568,515	0.65	1.64	0.84	70

(a)     Annualized for periods less than one year.
(b)     Not annualized for periods less than one year.
(c)     Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
(d)     Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)     Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.
(f)Commencement of offering of class of shares.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (Unaudited)

1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation. The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge (“CDSC”). Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

Effective November 1, 2009, Class B shares may not be purchased or acquired by new or existing shareholders, except through exchanges from
Class B shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B shares prior to November 1, 2009, may continue to hold their Class B shares until they convert automatically to Class A shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations from comparable securities received from third party broker-dealers or independent or affiliated pricing services approved by the Fund’s Board of Directors. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are generally valued each day using independent or affiliated pricing services or third party broker-dealers approved by the Board of Directors. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Directors, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.
• Level 1 — quoted prices in active markets for identical securities
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$50,319	$—	$—	$50,319
Consumer Staples	32,610	—	—	32,610
Energy	108,853	—	—	108,853
Financials	138,859	—	3,042	141,901
Health Care	66,827	—	—	66,827
Industrials	61,258	—	—	61,258
Information Technology	63,192	—	—	63,192
Materials	22,760	—	—	22,760
Telecommunication Services	31,599	—	—	31,599
Utilities	25,942	—	—	25,942
Total Common Stocks	602,219		3,042	605,261
Preferred Stocks
Financials	1,458	—	—	1,458
Materials	—	3,376	—	3,376
Total Preferred Stocks	1,458	3,376	—	4,834
Short-Term Investments
Investment Companies	4,946	—	—	4,946
Total Investments in Securities	$608,623	$3,376	$3,042	$615,041

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 6/30/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 12/31/09
Investments in Securities
Common Stocks — Financials	$—	$—	$—	$—	$3,042	$—	$3,042

Transfers into, or out of, Level 3 are valued using values as of the beginning of the period.
The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3), amounted to $0. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations and the Statement of Changes in Net Assets.

B. Securities Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.
The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

D. Federal Income Taxes — It is the Fund’s policy to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009 were as follows (amounts in thousands):

Federal income tax cost of investments	$513,553
Gross unrealized appreciation of investments	$112,829
Gross unrealized depreciation of investments	$11,341
Net unrealized appreciation (depreciation) of investments	$101,488

E. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser”) acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.40%.
The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in money market funds for the six months ended December 31, 2009 was approximately $3,000.

B. Business Management Fee — Pursuant to the Business Management Agreement, Washington Management Corporation (“WMC” or the “Business Manager”), a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated (“JLG”), performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annualized fee rate for the Fund is 0.175%. For the six months ended December 31, 2009, the Business Manager waived fees as outlined in Note 3.F.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Directors has adopted Distribution Plans (the “Distribution Plans”) for Class A, Class B and Class C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the CDSC from redemptions of
Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the six months ended December 31, 2009, the Distributor received approximately the following amounts: Class A — $56,000, Class B — $15,000 and Class C — $12,000. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of JLG, earned approximately $8,800 on its retail sales of shares of the Fund and Distribution Plan fees paid to it.

D. Shareholder Servicing Fees — The Fund has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides support services to shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A, Class B and Class C shares and 0.10% for the Institutional Class shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services. For the six months ended December 31, 2009, the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. No credits were earned during the six months ended December 31, 2009.

F. Waivers and Reimbursements — The Adviser, Business Manager and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses for Class A, Class B, Class C and the Institutional Class shares (excluding interest, taxes and extraordinary expenses) exceed 1.09%, 1.59%, 1.59% and 0.65%, respectively, of the average daily net assets for each class. Certain fee waivers made pursuant to that agreement will also have the effect of lowering other share class expenses. The contractual expense limitation agreements were in effect for the six months ended December 31, 2009. The expense limitation percentages are due to expire October 31, 2010, but may be extended. For the six months ended December 31, 2009, the Fund’s service providers contractually waived fees for the Fund as follows:

Business Manager — approximately $310,000, Shareholder Servicing Agent - approximately $106,000. None of these parties expect the Fund to repay any such waived fees in future years.

G. Other — All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the six months ended December 31, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser or Business Manager.

The Fund may use related party broker/dealers. For the six months ended December 31, 2009, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

4. Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of approximately $231,119,000 and sales of approximately $180,217,000 during the six months ended December 31, 2009. During the six months ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s Adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,234.70	$6.08	1.08%
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class B
Actual	1,000.00	1,232.00	8.89	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58
Class C
Actual	1,000.00	1,232.40	8.89	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58
Institutional Class
Actual	1,000.00	1,238.50	3.67	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DIRECTORS
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name, Age and Position with the Fund	Year First Elected a Director or Officer of the Fund(a)	Principal Occupation(s) During Past 5 Years	Other Directorships Held(b)
Independent Directors

J. Knox Singleton, 61 Chairman of the Board (Independent and Non-Executive)	2004	President and Chief Executive Officer, INOVA Health System	The American Funds Tax-Exempt Series I; Healthcare Realty Trust, Inc.; and Washington Mutual Investors Fund
Nariman Farvardin, 53	2010	Senior Vice President for Academic Affairs & Provost, University of Maryland; former Dean, The A. James Clark School of Engineering, University of Maryland	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Barbara Hackman Franklin, 69	2007	President and Chief Executive Officer, Barbara Franklin Enterprises (international business and governance consulting); former U.S. Secretary of Commerce	Aetna, Inc; The American Funds Tax-Exempt Series I; The Dow Chemical Company; and Washington Mutual Investors Fund
R. Clark Hooper, 63	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President – Policy and Oversight, NASD	American Funds Group (44 portfolios) and The Swiss Helvetia Funds Inc.
James C. Miller III, 67	2001	Senior Advisor, Husch Blackwell Sanders LLP; former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget	The American Funds Tax-Exempt Series I; Clean Energy Fuels Corporation; and Washington Mutual Investors Fund
Donald L. Nickles, 61	2010	Chairman of the Board and CEO, The Nickles Group (consulting and business venture firm); former United States Senator	The American Funds Tax-Exempt Series I; Chesapeake Energy Corporation; Valero Energy Corporation; and Washington Mutual Investors Fund
Interested Directors(c)
James H. Lemon, Jr., 73 Vice Chairman of the Board	1985	Chairman of the Board and Chief Executive Officer, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Jeffrey L. Steele, 64 President	1999	President and Director, Washington Management Corporation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

(a)Directors and officers of the Fund hold office until their resignation, removal or retirement.

(b)This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.

(c)”Interested persons” within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager, Washington Management Corporation.

The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

OTHER OFFICERS
(Unaudited)

Name, Age and Position with Fund	Year First Elected an Officer of the Fund*	Principal Occupation(s) During Past 5 Years

Michael W. Stockton, 42 Senior Vice President, Treasurer and Assistant Secretary	1993	Senior Vice President, Secretary, Treasurer, and Director, Washington Management Corporation
Lois A. Erhard, 57 Vice President	1987	Vice President, Washington Management Corporation
Jennifer L. Butler, 43 Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation
Stephanie L. Pfromer, 41 Assistant Secretary	2007	Vice President and General Counsel, Washington Management Corporation; former Vice President and Senior Counsel, The BISYS Group, Inc. (now Citigroup, Inc.)
J. Lanier Frank, 48 Assistant Vice President	1995	Assistant Vice President, Washington Management Corporation
Curt M. Scott, 31 Assistant Treasurer	2007	Assistant Vice President and Assistant Treasurer, Washington Management Corporation; former Financial Analyst, The BISYS Group, Inc. (now Citigroup, Inc.)

*Officers of the Fund hold office until their resignation, removal or retirement.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Distribution Services at 1-800-480-4111 for a Fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling 202-371-8300.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of the Fund’s proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Value Opportunities Fund

1101 Vermont Avenue, NW

Washington, DC 20005-3585

© JPMorgan Chase & Co., 2009
All rights reserved. December 2009.
SAN-VO-1209

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities and Exchange Act of 1934.

Item 6. Investments.

The full schedule of investments for the Fund is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) Not applicable to this filing.

(b) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, and
Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: February 25, 2010

By /s/Michael W. Stockton
Michael W. Stockton, Principal Financial Officer,
Vice President and Treasurer
Date: February 25, 2010